Redacted portions have been marked with asterisks (***). Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.


                                  EXHIBIT 10.7

                               SELECT DISTRIBUTORS

                               MARKETING AGREEMENT


This Agreement is between the Animal Health Group of PFIZER INC., a Delaware corporation having a place of business at 235 East 42nd Street, New York, New York 10017 (hereinafter, "PFIZER") and Professional Veterinary Products, Ltd., having a place of business at 10100 "J" Street, Omaha, NE 68127 (hereinafter, "PVPL")

          1. PFIZER hereby appoints PVPL, and PVPL hereby accepts appointment, as a contract distributor for PFIZER Animal Health Products set forth on Exhibit A (hereinafter, the "Products"), to purchase from Pfizer and to resell for PVPL's own account as a distributor subject to the following terms and conditions.

          2. PVPL recognizes and agrees to the following:
                   (a) PFIZER has elected to identify and work with a select group of contract distributors that are and will be committed to maximizing the sale and distribution of the Products and to working closely with PFIZER to identify market opportunities for both companies;
                   (b) the intent of this Agreement is to attain the goals set forth above. PFIZER is relying on PVPL to fulfill that intent and to cooperate in promotions and programs, and meet PVPL's other commitments herein;
                   (c) PFIZER selected PVPL in part in reliance on PVPL's representations concerning its willingness and ability to conduct promotional campaigns effectively, to otherwise carry out its obligations hereunder, particularly those obligations set forth in Exhibit B to this Agreement, and to act generally so as to preserve and enhance the image and goodwill of PFIZER;
                   (d) PFIZER intends to utilize this group of distributors to sell the Products to customers below them in the distribution chain and that PFIZER has, and may in the future, run promotions and other activities that would be seriously prejudiced if PVPL resells the Products to other Pfizer contract distributors, non-employee agents or through brokers.

          3. Accordingly, PVPL shall:
                   (a) use its reasonable best efforts to purchase at least the quantity of the Products set forth on Exhibit C, in the calendar year commencing with the effective date of this Agreement (and, if this Agreement is extended, the revised quantity for the year commencing with the effective date of any extension hereof);
                   (b) use its reasonable best efforts to focus its primary effort at reselling Products to veterinarians that support sales to livestock producers;
                   (c) store and handle its inventory of Products under conditions (including refrigeration where appropriate) that will ensure that such Products retain their potency, purity, quality, and identity;
                   (d) maintain a full-time outside and inside sales force that will personally and actively solicit sales of the Products and to compensate such sales representatives in a way which doesn't disfavor their selling efforts for products;
                   (e) use its reasonable best efforts and full management and sales support to sell the Products [subject to the terms of paragraph 3(b)] directly to veterinarians that support sales to livestock producers, and other customers below it in the distribution chain;
                   (f) provide inventory data and sales information (units, average selling price, zip code) with respect to the Products to PFIZER on a monthly basis, in such amounts and format as PFIZER may require, by means of EDI as set forth in paragraph 9(a);
                   (g) not sell the Products to other PFIZER contract distributors, nor shall PVPL sell the Products through brokers or non-employee agents. However, with respect to Products with less than sixty (60) days left before expiration date, or in other exceptional circumstances, PVPL may request PFIZER's consent to sell such Products to other contract distributors or through brokers, and such consent will not be unreasonably withheld;
                   (h) set its resale prices for the Products independently and at its sole discretion;
                   (i) provide regularly scheduled delivery service to its customers, use its best efforts to anticipate its customers' requirements for the Products, and maintain adequate stocks of the Products to meet its customers' demands;
                   (j) cooperate fully with PFIZER by actively participating in such strategy sessions as Pfizer reasonably may require, for the purpose of developing programs to increase use of the Products; and to cooperate fully with Pfizer in implementing all promotions and sales campaigns for the Products, including, but not limited to, supporting key Products through customer meetings as needed;
                   (k) permit a PFIZER representative to enter its premises at least once each month to confirm physical inventory of the Products and to check their condition and salability, and upon request, permit PFIZER to have access to records of sales, sales meetings, and promotional activities with respect to the Products;
                   (l) allow PFIZER's representatives to attend and actively participate in meetings of PVPL's sales representatives at lease twice during each six-month period;
                   (m) permit the listing or other use of its name as a PFIZER distributor, free of charge, in such national, regional and local advertising and other materials promoting the sale or use of the Products as PFIZER may determine;
                   (n) distribute the Products only under the labeling provided by PFIZER; prescribe, recommend, suggest, and advertise each Product for use only under the conditions stated in the labeling provided by PFIZER; and observe all federal, state, and local laws governing the distribution of animal drugs;
                   (o) in the case of Products bearing the legend, "CAUTION:
FEDERAL LAW RESTRICTS THIS DRUG TO USE BY OR ON THE ORDER OF A LICENSED VETERINARIAN," or any similar legend, sell such Products only to or on the order of a licensed veterinarian for use in the course of his or her professional practice or to another person or entity regularly and lawfully engaged in the use, distribution or dispensing of such legend drugs;
                   (p) submit to PFIZER's Divisional Credit Manager PVPL's most recent financial statements, or such other information or documentation as said Credit Manager may elect to accept, at the time this Agreement is signed, and on an annual basis thereafter (if this Agreement is extended) within a reasonable time after the close of PVPL's fiscal year. Financial statements and other documentation should be mailed to PFIZER INC. Animal Health Group, North America Region, Divisional Credit Manager, 812 Springdale Drive, Exton, PA 19341. PVPL agrees that credit limits established by PFIZER shall be subject to change by PFIZER in its sole discretion and that no shipments will be made to PVPL in excess of the established credit limits;
                   (q) take no action, whether or not identified above, that would harm the goodwill or name of PFIZER, or damage the interests of PFIZER or the Products;

                   (r) PVPL shall immediately notify PFIZER in the event PVPL obtains information indicating that any of the Products may have to be recalled either by virtue of applicable law or regulation or good business judgment. PFIZER shall control all efforts necessary to conduct any such recall. PVPL shall cooperate with PFIZER and PVPL agrees to maintain adequate records to conduct such recall, including the name, address and Product purchases of all purchasers of PFIZER Products.

          4. PFIZER shall:
                   (a) sell to PVPL those Products listed on Exhibit A at the prices in effect in the then current published Pfizer Animal Health Products Distributor Price List (hereinafter, "Price List"). PFIZER also shall permit PVPL to participate in any distributor incentive program offered by PFIZER, in accordance with the terms of such program. A copy of the program proposed by PFIZER to be effective during the term of this Agreement is attached hereto as Exhibit C. Products introduced by PFIZER during the term of this Agreement may be included hereunder at PFIZER's sole discretion. PFIZER shall have the unrestricted right to revise the prices, terms and conditions of the Price List, and to add or delete Products or package sizes, without advance notice to PVPL, and the revisions shall be effective on all orders submitted after the effective date of the price revisions. In all cases of orders received for other than immediate shipment, the price for the Products shall be that in effect at the time of shipment;
                   (b) provided that PVPL performs all of its obligations under this Agreement including, but not limited to meeting the annual purchase targets contained in Exhibit C hereto, pay to PVPL the bonuses provided for in Exhibit C hereto, provided, however, that such bonus shall not include payment for sales transacted as a Swine Service Agent for Pfizer Inc.;
                   (c) supply PVPL with such promotional literature for the Products as PFIZER may determine, including, but not limited to, bulletins, brochures and advertising reprints for use by PVPL in selling Products covered under this Agreement. PFIZER reserves the right to limit quantities of such items supplied to PVPL;
                   (d) allow PVPL credit on prepaid returns in accordance with PFIZER's Outdated Products Policy which is in effect at the time.

          5. Nothing in this Agreement shall be deemed to limit PFIZER's ability to sell Products to any other party.

          6. All purchases by PVPL pursuant to this Agreement shall be in accordance with the terms of PFIZER's Pricing and Shipping Policies, as may be amended by PFIZER from time to time. Unless the parties agree otherwise, shipments shall be made to either PVPL's central warehouse point or to branch offices at PVPL'S direction.

          7. PVPL shall pay for each shipment delivered under this Agreement in accordance with the terms set forth in the invoice

          8. If for any reason, PFIZER's stock of the Products covered hereunder becomes depleted so that PFIZER is unable to fill all orders that it has received from its customers, including PVPL, PFIZER shall have the right to apportion its supply of the Products among its customers, including PVPL, in whatever manner PFIZER reasonably shall deem to be equitable, the terms and conditions of this Agreement notwithstanding.

          9. The following standard conditions shall apply to all sales under this Agreement:
                   (a) PVPL shall cooperate fully with PFIZER toward implementing the Animal Health Institute Electronic Data Interchange Special Project for the reporting of sales, inventory data and control totals on a daily basis. The data to be reported shall be as described in the AHI EDI Transaction sets.
          Until the AHI EDI Special Project is implemented, and for a reasonable, mutually agreed testing period thereafter, PVPL will continue to submit its PFIZER product sales data to Sterling Commerce on a monthly basis by the tenth business day after the close of the month. The data shall contain the month; year; warehouse identifier (branch); PVPL product number, description, and unit of measure; PFIZER product number; PVPL sales person ID; ship to zip code; quantity sold and value of the sales. It is understood that PVPL is currently submitting the above described data via Sterling Commerce in a satisfactory format.
          Until the AHI EDI Special Project is implemented, and for a reasonable, mutually agreed testing period thereafter, PVPL will continue to submit its inventory data to PFIZER via hardcopy (fax) as it has for the past year. Inventory data will include the currently agreed warehouses, if any, and any other stocking locations which PFIZER may later designate;

                   (b) all orders are subject to acceptance by PFIZER's Home Office. Title to the goods shall pass to PVPL upon delivery to the carrier. Products requiring temperature control will be shipped F.O.B. destination;
                   (c) any tax or other charge upon the sale and/or shipment of the goods now or hereafter imposed by federal, state or municipal authorities shall be paid by PVPL. In the event that the price of any article includes transportation charges, any increase or decrease in transportation charges shall be for PVPL's account;
                   (d) for the purposes of Section 303(c) of the Federal Food, Drug, and Cosmetic Act, as amended, PFIZER warrants and guarantees that no article when shipped is adulterated or misbranded within the meaning of said Act, or is an article that may not, under the provision of Section 404, 505, or 512 of said Act, be introduced into interstate commerce. PFIZER certifies that the Products sold hereunder were produced in compliance with the Fair Labor Standards Act of 1938, as amended;
                   (e) EXCEPT AS SET FORTH IN THIS AGREEMENT, OR IN THE LABELING OF THE PRODUCTS SOLD HEREUNDER, PFIZER MAKES NO EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THE PRODUCTS;
                   (f) PFIZER shall defend and indemnify PVPL from all claims resulting from any breach by PFIZER of the warranties set forth in this paragraph 9, and specifically any claim that the Products, as sold by PFIZER, were defective. In the event PFIZER is found by any court of competent jurisdiction to be liable for any claim based in products liability, then PFIZER shall reimburse PVPL's reasonable legal fees incurred in the course of cooperating with PFIZER's defense. To be covered by this defense and indemnity, PVPL must: promptly notify PFIZER of any such claim; allow PFIZER to fully control the defense and/or resolution of the claim; and cooperate fully with PFIZER in the matter. This defense, indemnity and payment for legal fees shall not apply to claims alleging: PVPL alteration, negligent handling or improper storage of the Products; sale of outdated Products; sale or recommendation of the Products for uses or in a manner not set forth in the labeling supplied by PFIZER; or sale of the Products after receipt of notice from PFIZER that such sales should be halted;
                   (g) in no event shall PFIZER be liable to PVPL for special, collateral, incidental, or consequential damages in connection with or arising out of the purchase, resale, or use of the Products. Except as provided under subparagraph 9(f), above, total damages recoverable against PFIZER by PVPL shall be exclusively limited to the purchase price of the Products with respect to which damages are claimed;

                   (h) failure of PFIZER to make or of PVPL to take, when due, any delivery (or portion thereof) pursuant to an order hereunder, if occasioned by any circumstance or condition beyond the control of the party so failing, shall not subject the failing party to any liability to the other and, at the option of either party, that order or portion thereof not delivered may be canceled;
                   (i) acceptance of PVPL's order by PFIZER is expressly made conditional upon the PVPL's acceptance of the conditions of sale as set forth herein, and the prices, terms and conditions of the Price List then in effect, notwithstanding acknowledgment or receipt of PVPL's purchase order containing additional or different provisions, or conflicting oral representations by any agent of PFIZER.

          10. PVPL shall not delegate its duty of performance or assign its obligations under this Agreement without the prior written consent of PFIZER.

          11. This Agreement shall not be binding upon PFIZER until it is approved by PFIZER at its Exton, Pennsylvania headquarters.

          12. This Agreement shall be effective as of January 1, 1999, and shall expire on December 31, 1999. Either party may terminate this agreement prior to the expiration date:
                   (a) with or without cause, upon thirty (30) days written notice to the other party, or
                   (b) immediately upon written notice, in the event of a material breach by the other party. Such material breach on the part of PVPL shall include, but not be limited to: failure to pay for Products as set forth herein; making sales of the Products through brokers or to other contract distributors, except with PFIZER's prior consent; engaging in practices inconsistent with the spirit of this Agreement; altering the labeling of the Products supplied by PFIZER; or failing to obey any federal, state or local law governing the distribution of such Products.

          13. PVPL and PFIZER acknowledge that in the performance of their duties hereunder PVPL and PFIZER may obtain access to "Confidential Information" (as defined below) of each other. PVPL and PFIZER agree that during the term of this Agreement and for a period of five (5) years after the termination of this Agreement, unless specifically permitted in writing by the other party, to (a) retain in confidence and not disclose to any third party and (b) use only for the purpose of carrying out their duties hereunder, any such Confidential Information. As used herein the term "Confidential Information" means any information, or data, whether of a business or scientific nature and whether in written, oral or tangible form, relating to PFIZER's and PVPL's business or potential business or its research and development activities, not generally available to or known to the public, and not otherwise known to the receiving party, that is disclosed to or learned by the other party pursuant hereto. Upon completion of the work provided for hereunder or other termination of this Agreement each party will return to the other party any documents, or copies thereof, or any product samples, containing or constituting Confidential Information disclosed to or generated by either party in connection with this Agreement. Neither PVPL nor PFIZER shall disclose the existence of this Agreement without the consent of the other party hereto.

          14. This Agreement shall be governed by the laws of the State of New York applicable to contracts to be fully performed therein.

          15. This Agreement and documents referred to herein embody the entire understanding between the parties hereto, will supersede prior agreements relating to the Products, and may be modified only in writing and signed by the parties to be bound. No activities conducted pursuant to this Agreement or related thereto, including but not limited to the future planning activities of the parties, shall be deemed to give rise to any obligations on the part of either party other than as expressly provided for herein.


PROFESSIONAL VETERINARY                        PFIZER ANIMAL HEALTH,
PRODUCTS, LTD.                                 NORTH AMERICA REGION


By: /s/ Dr. Lionel L. Reilly                   By: /s/ Peter Lydon
    ------------------------                        ---------------------
                                                   Peter Lydon, President
                                                   North America Region

Date: June 22, 1999                                Date: June 30, 1999

                                                     Exhibit A

Contract Product Group at SKU Level

------------------------- ------------- ----------------------------- ----------- ------------------------------------
 Contract Product Group     Product          Product Line Name          SKU ID                 SKU Name
                            Line ID
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
Dectomax Injectable       64220         Dectomax Injectable           7513        Dectomax Inj. Bonus Pack
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      7897        Dectomax Inj. 1% 100ml
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      7898        Dectomax Inj. 1% 250ml
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      7899        Dectomax Inj. 1% 500ml
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
Dectomax Pour On          64225         Dectomax Pour On              7892        Dectomax PourOn 250ml
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      7893        Dectomax PourOn 1L
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      7894        Dect Pour On 2.5 L
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      7895        Dectomax Pour On 5 LT
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
Key Bios                  74107         APP Products                  4186        Pneumosius III 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4597        PleuroGuard 4 35ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          71101         Prv                           4008        PR Vac Plus 25ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4009        PR Vac Plus 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4033        PR-Vac Plus 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4601        PR-Vac 5ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4604        PR-Vac 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4617        PR-Vac (killed) 25ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          52131         TSV 2                         4904        TSV-2 1ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4909        TSV-2 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4912        TSV-2 25ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          57106         Ultrabac                      4371        Ultrabac-CD 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4379        Ultrabac-7 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4380        Ultrabac-7 200ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4381        Ultrabac-7 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4382        Ultra-7/Somubac 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4383        Ultra-7/Somubac 200ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4384        Ultra-7/Somubac 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4385        Ultrabac-8 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4386        Ultrabac-8 200ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4387        Ultrabac-8 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4388        Ultrabac-CD 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          55111         Vibrios                       4143        CattleMst.4+VL5* 5ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4144        CattleMst.4+VL5* 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4145        CattleMst.4+VL5*25ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4658        PregGuard 9 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4659        PregGuard 9 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4890        StayBred VL5 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4892        StayBred VL5 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4917        Vibrio/L-5 2ml 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4918        Vibrio/L-5 2ml 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4935        Vibrin 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------

------------------------- ------------- ----------------------------- ----------- ------------------------------------
 Contract Product Group     Product          Product Line Name          SKU ID                 SKU Name
                            Line ID
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4937        Vibrin 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
LA-200                    66245         LA-200                        7959        Liq LA-200 100ml-4690
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      7960        Liq LA-200 250ml-4696
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      7961        Liq LA-200 500ml-4697
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
Other-Volume              66205         Albon Bolus                   8448        Albon Bolus 5gm 50
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      8449        Ablon Bolus 15gm 12
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      8450        Albon Bolus 15gm 50
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          66215         Albon Cattle                  8445        Albon DWS 12.5% Gl
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      8446        Albon Sol.Powd. 107gm
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          66210         Albon Inject                  8451        Albon Inj. 40% 250ml
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          66200         Albon SR Bolus                8447        Albon SR 12.5gm 50
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          66230         Calf Boluses                  7948        TM Scr Tab 24 (6912)
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      7949        TM Scr Tab 100 (8876)
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          65200         Durasect                      7030        Durasect Gl
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          58221         Entrolyte                     8150        Entrolyte Twin 200gm
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      8152        Entrolyte H.E.
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          74101         Erysipelas                    4224        EVA 10ds
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4228        EVA 50ds
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4233        ER-Bac/Lepto-5 50ds
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4242        ER-Bac 50ds
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      5040        ER BAC Plus 50ds
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      5041        ER BAC Plus 250ds
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          66220         Inject Antibiotics            8024        Amoxi-Inject 25gm
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          55101         Leptos                        4475        Leptoferm-5 2ml 10ds
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4477        Leptoferm-5 2ml 50ds
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          66225         Mastitis                      8128        Amoxi-Mast 10ml
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      8130        Dariclox 10ml
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      8134        Orbenin-DC 10ml
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          58222         Resorb                        8112        Re-Sorb Packettes Box
                          ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      8142        Resorb `72' Bucket
                          ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                          52142         Somubac Combo                 4254        Somubac 50ds
                          ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4255        Somubac 10ds
                          ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4295        Resvac 3/Somubac 50ds
                          ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4307        Resvac 4/Somubac 50ds
                          ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4308        Resvac 4/Somubac 10ds
                          ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4313        Resvac BRSV/Somu. 50ds
                          ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4314        Resvac BRSV/Somu. 10ds
                          ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
Strategic Bios            74105         Atrobac                       4000        Atrobac-3 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                          52101         Bovishield                    4095        Bovi-K 4 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4097        Bovi-K 4 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4124        Bovi-Shield IBR-BVD
------------------------- ------------- ----------------------------- ----------- ------------------------------------

------------------------- ------------- ----------------------------- ----------- ------------------------------------
 Contract Product Group     Product          Product Line Name          SKU ID                 SKU Name
                            Line ID
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4127        Bovi-Shield IBR-BVD50
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4129        B-S IBR-BVD-BRSV-LP10
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4146        B-S IBR-BVD-BRSV-LP50
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4148        Bovi-Shield 3 10 ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4153        Bovi-Shield 3 50 ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4156        Bovi-Shield 4 5ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4162        Bovi-Shield 4 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4167        Bovi-Shield 4 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4168        Bovi-Shield 4+L5 5ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4175        Bovi-Shield 4 +L5 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4177        Bovi-Shield 4+L5 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4179        NEW 50DS BOVI-SHD IBR
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4184        50DS BOVI-SHLD I-R-LP
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4243        50DS BOVI-SHLD I-P-R
-------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                          52111         Cattlemaster                  4135        CattleMaster 4* 5ds
-------------------------                                             ----------- ------------------------------------
                                                                      4136        CattleMaster 4* 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4137        CattleMaster 4* 25ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4139        CattleMstr 4+L5* 5ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4140        CattleMstr 4+L5* 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4141        CattleMstr 4+L5* 25ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4147        CattleMstr BVD* 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          ------------- ----------------------------- ----------- ------------------------------------
                                                                      4149        CattleMstr BVD* 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          57107         Fortress                      4412        Fortress CD 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4413        Fortress CD 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4417        Fortress 7 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4418        Fortress 7 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4419        Fortress 7 200ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4423        Fortress 8 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4424        Fortress 8 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4425        Fortress 8 200ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          76111         Litterguard                   4402        LitterGuard 2ml 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4408        L/Grd LT-C 10ds (4409)
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4410        LtrGd LT-C 50ds (4411)
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4426        LitterGuard LT 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4428        LtrGrd LT 50ds (4431)
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          70101         Parvo                         4560        FarrowSure B 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4561        FarrowSure B 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4562        FarrowSure B-PRV 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4568        FarrowSure 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4569        FarrowSure 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4571        FarrowSure PRV 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------

------------------------- ------------- ----------------------------- ----------- ------------------------------------
 Contract Product Group     Product          Product Line Name          SKU ID                 SKU Name
                            Line ID
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4583        ParvoVac/
                                                                                  Lepto-5 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          52151         Pasteurella                   4988        OneShot 5ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4991        OneShot 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4993        OneShot 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          74111         Respisure                     4606        RespiSure 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4618        Respisure 250ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                          56101         Scourguards                   4002        CalfGuard 25's 1ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4854        ScourGuard 3(K) 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4856        ScourGuard 3(K) 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4858        ScourGuard 3K/C 10ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      4859        ScourGuard 3K/C 50ds
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
TM-343                    92210         Terramycin SP Swine           7875        TM-343 4.5 LB Pail
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      7915        TM-343 Pkts (5623)
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      7916        TM-343 9.56oz (5633)
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      7917        TMSP 6.4oz62Pail-4163
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
Valbazen                  64201         Valbazen-Cattle               8783        Valbazen Susp. 500ml
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      8784        Valbazen Susp. Liter
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      8785        Valbazen Susp. 5 Ltr
------------------------- ------------- ----------------------------- ----------- ------------------------------------
------------------------- ------------- ----------------------------- ----------- ------------------------------------
                                                                      8786        Valbazen Paste 205gm
------------------------- ------------- ----------------------------- ----------- ------------------------------------

                                                     Exhibit B


Specific Undertakings of PVPL.

PVPL agrees to participate in and undertake the following activities with, and on behalf of, PFIZER:

Planning

          1) PFIZER and PVPL shall conduct at least two full joint planning meetings per year. These sessions will include representatives from sales, marketing, technical services and management from both PFIZER and PVPL (hereafter referred to as the PVPL/PFIZER Account Team).
          2) PVPL and PFIZER shall prepare jointly, a written detailed sales plan which addresses key Products, programs and customers to be focused on during the coming year. Plans shall include the identification of specific support materials and training requirements, detailed communication plans including specific PVPL sales representatives and managers and the customers to be contacted and the sequence, timing and communication vehicle to be used. Annual sales plans will be divided into quarterly segments. Upon completion on a quarterly program, the account Team will conduct a review outlining the strengths and weaknesses of the program. Annual plans shall be completed in September/October for the following calendar year.
          3) PVPL will provide PFIZER with an annual sales forecast as well as PVPL's interpretation and insight of the basis and meaning of such forecasts. The forecast shall include all PFIZER sku's which PVPL sells. Both parties agree that forecasts are not to be considered binding orders for delivery.
          4) During the term of this Agreement PVPL shall participate with PFIZER outside of the annual plans necessary for performance under this Agreement. Active cooperation and participation by key managers of PVPL in PFIZER's strategic planning for the future is highly desirable to PFIZER.

Information Support
          1) PVPL will provide PFIZER with sales out data on each PFIZER sku PVPL sells. Sales out data shall include the following:
                   a)      PFIZER's Product number

                   b)      Units sold
                   c)      Selling price
                   d)      Ship to zip code
         Sales out data shall be provided monthly to PFIZER within ten (10) working days following the month end close. PVPL will use its best efforts to insure sales out data integrity and timeliness.
          2) Annual sales forecasts shall be updated on a quarterly basis. The PVPL/PFIZER account team will review each quarterly forecast update and determine relative actions required if any.
          3) PVPL will provide PFIZER each month, unit inventories on each PFIZER sku PVPL sells.

Product Support
          1) PVPL will staff all appropriate sales meetings as planned in advance with PFIZER. Such sales meetings shall be at no charge to PFIZER and include but not be limited to the following:
                   a) All appropriate sales representatives, and managers as determined by PVPL
                   b)      Key management participation and support
                   c)      PVPL preparation on the material to be covered
                   d)      Meeting summary and feedback mechanism
          2) PVPL will participate in and assist in conducting product, program, production practices, sales training and customer knowledge training sessions.
          3) PVPL will guarantee to PFIZER that PFIZER Products will be presented to customers on each and every appropriate sales call.
          4) PVPL will monitor customer meetings and industry groups and provide feedback to PFIZER.
          5) While there is no requirement that PVPL pay SPIF's or commission to its sales force, to the extent PVPL does make such payments, then PVPL will provide SPIF's and percentage sales commissions to its sales force employees equal (or greater) than competitive products. PVPL agrees that the commission percentage paid to its sales force employees shall be calculated based on the total amount of money received by PVPL for the sale of Products including any rebates from PFIZER, less the purchase price of the Products, and that PFIZER's program terms for commissions and special performance incentive payments to sales force employees will be complied with. PFIZER shall have the right to direct special performance incentive payments directly to PVPL sales force employees following notice to and approval by PVPL of PFIZER's intent to do so. No notice will be given to PVPL's sales force of such programs prior to approval.
          6) PVPL will provide PFIZER Territory Manager access to account's management and representatives.

OTHER TERMS
                   a) Rebates will only be paid on product shipped. All orders for immediate shipment must be received by the close of business, December 2, 1999 to ensure full participation in the program, and orders should be shipped by December 28, 1999 to qualify under the program.
          Orders placed between January 1, 1999 and December 2, 1999, but shipped after December 28, 1999 will not count toward the 1999 incentive program goal.
                   b) Marketing Agreement holders with more than one location must combine purchases of all locations to determine attainment level for incentives. In the event that one Agreement holder acquires or combines with another Agreement holder, the purchase objectives, will be adjusted accordingly for the purpose of determining incentives earned.
                   c) Direct purchase from PFIZER will be used to determine the level of purchases achieved. Any discrepancies documented by the Marketing Agreement holder using copies PFIZER invoices.

Professional                 /s/ W. Thomas Boarders     /s/ Dr. Lionel L. Reilly
                             -----------------------    ------------------------
Veterinary Products, Ltd.    Pfizer Signature           Account Signature
Account Name                 (Sales Management)         (President, Owner)

______________________       July 6, 1999               June 22, 1999
Date                         Date                       Date

                                    Exhibit A
                    PRODUCT GROUPINGS and REBATE PERCENTAGES

  ---------------- ------------------- -------------------------------- ---------------------------------------------------------
  PRODUCT GROUP       STRATEGIC BIOS             DECTOMAX                                       VOLUME
  ---------------- ------------------- -------------------------------- ---------------------------------------------------------
  PRODUCT LINES
                      BOVISHIELD                 INJECTABLE               LA-200                OTHER VOLUME:
                      CATTLEMASTER                                                                SOMUBAC COMBO
                      PASTEURELLA                POUR ON                  KEY BIOS:               LEPTOS
                      SCOURGAURDS                                            TSV 2                ENTROLYTE
                      FORTRESS                                               VIBRIOS              RESORB
                      PARVO                                                  ULTRABAC             DURASECT
                      ATROBAC                                                PRV                  ALBON SR BOLUS
                      RESPISURE                                              APP                  ALBON BOLUS
                      LITTERGAURD                                                                 ALBON INJECT
                                                                          TM-343                  ALBON CATTLE
                                                                                                  INJECT ANTIBIOTICS
                                                                          VALBAZEN                MASTITIS
                                                                                                  CALF BOLUSES
                                                                                                  ERYSIPELAS

  -------------------------------------------------------------------------------------------------------------------------------

  PRODUCT GROUP REBATE   *%                      *%                                               *%
                   PRODUCT GROUP REBATE IS PAID ON INDIVIDUAL PRODUCT GROUP PURCHASES FOR ATTAINMENT OF THAT GROUP'S 1998 GOAL
  -------------------------------------------------------------------------------------------------------------------------------

  OVERALL REBATE         *%                      *%                                               *%
                                 OVERALL REBATE IS PAID ON ALL PURCHASES FOR ATTAINMENT OF THE TOTAL 1998 GOAL
  --------------------------------------------------------------------------------------------------------------------------------

        Example:
        ($000's)
                                       1998                                                 Rebate % Paid
                     ---------------------------------------
     Product Group          Goal       Year End Purchases        Over/ (Under) Goal     Product Group      Overall        Rebate $
  Strategic Bios                 ****                   ****                    ***          *%              *%             ***

  Dectomax Injectable            ****                   ****                    ***          *%              *%             ***
  Dectomax Pour-on                ***                    ***                    (**)                         *%              **

  Total Volume                   ****                   ****                   (***)         NA              *%              **
                     ---------------------------------------     --------------------   --------------------------      -----------
  GRAND TOTAL                   $****                  $****                   $***          NA              *%            $***



***Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                    Exhibit C

 ----------------------------------------------------------------------------------------------------------------------------------

                                1999 PFIZER MARKETING AGREEMENT DISTRIBUTION PROGRAM
                                                     PVPL
                                                     $000'S
-------------------   ----------------   ----------------   ----------------   ---------------------------  -----------------------
                       1997               1998               1999                                              REBATE @ GOAL
 Product Group        Full Yr            Full Yr            Full Yr            Product Group     Overall       -------------
                       Goal     % Gwth    Goal     % Gwth    Goal     % Gwth     Rebate % *    Rebate % **  Product  Overall  Total
-------------------   ----------------   ----------------   ----------------   ---------------------------  -----------------------
 Strategic Bios        ****      -**%     ****      ***%     ****      ***%         *%              *%         ***     ***     ***

 Dectomax Injectable    ***      ***%     ****      ***%     ****       **%         *%              *%          **      **      **

 Dectomax Pour-On       ***               ****               ****      ***%         *%              *%          **      **      **


 Volume:
 LA-200                 ***                ***       **%     ****      ***%                         *%                  **      **
 Key Bios               ***       **%     ****      ***%     ****      ***%                         *%                  **      **
 TM-343                  **     ****%       **       **%       **      ***%                         *%                   *       *
 Valbazen               ***       -*%      ***      ***%      ***      ***%                         *%                   *       *
 Other - Volume        ****      -**%     ****       **%     ****       **%                         *%                  **      **
 --------------                  ----     ----      ----                                            --                ----    ----

 Total Volume          ****        *%     ****       **%     ****      ***%                                           ***      ***

 Grand Total           ****        *%    *****      ***%    *****      ***%                                    ***    ***      ***

 ----------------------------------------------------------------------------------------------------------------------------------

 * Product Group Rebate is paid on Individual Product Group Purchases for attainment of that Group's 1999 goal
** Overall Rebate % is paid on All Purchases upon attainment of the TOTAL 99
   Goal less sales transacted as a Swine Service Agent



***Confidential material omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.